UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 14, 2012

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INTEL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2012, Paul Otellini, President and CEO, notified the Board of Directors of Intel Corporation (“Intel”) of his intention to retire as President and CEO and from the board of directors of Intel in May 2013.   Mr. Otellini will continue to serve as President and CEO and as a director of Intel until the company’s next annual meeting of stockholders, which is scheduled to be held on May 16, 2013.

Item 7.01                      Regulation FD Disclosure.

The company's press release announcing Mr. Otellini’s retirement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this Report:

Exhibit Number                                                      Description

99.1                                           Intel press release dated November 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)
/s/ Cary I. Klafter
Date: November 19, 2012	Cary I. Klafter Corporate Secretary